Exhibit 99.2

Fourth-Quarter 2010 Results ALTRA HOLDINGS, INC. February 28, 2011 5:00 PM ET Dial In Number 877-407-8293 Domestic 201-689-8349 International Webcast at www.altramotion.com Replay Number Through March 7, 2011 877-660-6853 Domestic 201-612-7415 International Account Number: # 364 Conference ID: # 367782 Webcast Replay at www.altramotion.com

Safe Harbor Statement Cautionary Statement Regarding Forward Looking Statements All statements, other than statements of historical fact included in this release are forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, any statement that may predict, forecast, indicate or imply future results, performance, achievements or events. Forward-looking statements can generally be identified by phrases such as "believes," "expects," "potential," "continues," "may," "should," "seeks," "predicts," "anticipates," "intends," "projects," "estimates," "plans," "could," "designed", "should be," and other similar expressions that denote expectations of future or conditional events rather than statements of fact. Forward-looking statements also may relate to strategies, plans and objectives for, and potential results of, future operations, financial results, financial condition, business prospects, growth strategy and liquidity, and are based upon financial data, market assumptions and management's current business plans and beliefs or current estimates of future results or trends available only as of the time the statements are made, which may become out of date or incomplete. Forward-looking statements are inherently uncertain, and investors must recognize that actual results could differ materially from our expectations. These statements include, but may not be limited to, those comments regarding the company's confidence in its ability to report solid revenue and profit growth in 2011, its strategy to capitalize on growth opportunities in new and existing markets, increase its presence in key underpenetrated geographic regions, enter new high-growth markets and pursue strategic acquisitions; its expectation that as its sales continue, Altra's excellent business model leverage will result in strong profitability for 2011; the impact of the acquisition of Bauer on the company's prospects and 2011 earnings; and the Company's guidance for 2011. In addition to the risks and uncertainties noted in this release, there are certain factors that could cause actual results to differ materially from those anticipated by some of the statements made. These include: (1) competitive pressures, (2) changes in economic conditions in the United States and abroad and the cyclical nature of our markets, (3) loss of distributors, (4) the ability to develop new products and respond to customer needs, (5) risks associated with international operations, including currency risks, (6) accuracy of estimated forecasts of OEM customers and the impact of the current global economic environment on our customers, (7) risks associated with a disruption to our supply chain, (8) fluctuations in the costs of raw materials used in our products, (9) product liability claims, (10) work stoppages and other labor issues, (11) changes in employment, environmental, tax and other laws and changes in the enforcement of laws, (12) loss of key management and other personnel, (13) changes in pension and retirement liabilities, (14) risks associated with compliance with environmental laws, (15) the ability to successfully execute, manage and integrate key acquisitions and mergers, (16) failure to obtain or protect intellectual property rights, (17) risks associated with impairment of goodwill or intangibles assets, (18) failure of operating equipment or information technology infrastructure, (19) risks associated with our debt leverage and operating covenants under our debt instruments, (20) risks associated with restrictions contained in our Senior Secured Notes, (21) risks associated with compliance with tax laws, (22) risks associated with the global recession and volatility and disruption in the global financial markets, (23) risks associated with implementation of our new ERP system, (24) risks associated with the Bauer acquisition, and (25) other risks, uncertainties and other factors described in the Company's quarterly reports on Form 10-Q and annual reports on Form 10-K and in the Company's other filings with the U.S. Securities and Exchange Commission (SEC) or in materials incorporated therein by reference. Except as required by applicable law, Altra Holdings, Inc. does not intend to, update or alter its forward looking statements, whether as a result of new information, future events or otherwise. 1

Implementing Acquisitive Growth: Bauer Leading European developer and manufacturer of advanced, high quality gear motors High efficiency gear drives Customized, engineered gear motor solutions Primary end-markets include metals, material handling, food processing and energy Well-established sales network in 16 countries throughout Europe, China and the U.S. Founded in 1927, headquarters in Esslingen, Germany €73.4 million in revenue in 2010 Well-recognized asset with a leading brand name The acquisition will significantly expand Altra's presence in Europe and provide a platform for growth in key high-growth emerging geographies Significant opportunity for synergies through cross- selling, US market penetration and sourcing The acquisition is anticipated to be accretive to EPS in 2011, excluding one-time acquisition costs Strong management team Description Strategic Rationale Select Products In-line helical gearmotors Right-angle helical bevel gearmotors Shaft-mount gearmotors Right-angle helical worm gearmotors Custom products On 2/25/2011, Altra agreed to acquire certain assets of Danfoss Bauer from Danfoss A/S for €43.1 million in cash, subject to customary closing conditions 2

4th Quarter Revenues up 17% year over year Non-GAAP adjusted operating income grew 60 basis points to 10.4% Non-GAAP adjusted EPS up 71% to $0.24 in Q4 2010 Full Year Revenues up 15% to $520.2 million Gross margin grew by 240 basis points to 29.6% Operating margin increased by 410 basis points to 10.6% Non-GAAP adjusted EPS up more than 200% to $1.02 Cash balance improved 41% since year-end, up to $72.7 million Fourth-Quarter and Full Year 2010 Highlights 3

End Markets Continued to Improve in Q4 Distribution orders remain strong and distributors appear to be maintaining their current levels of inventory and not restocking Early cycle markets show strong year over year comparison Majority of late cycle markets continue to show signs of improvement Strong new product and new business development are expected to continue in 2011 Industrial economic indicators are favorable for 2011 4

Fourth-Quarter 2010 Financial Highlights 5

Fourth-Quarter 2010 Non-GAAP Adjusted Net Income and Operating Income 6

Balance Sheet Highlights 7

Fourth-Quarter 2010 Working Capital 8

2011E Outlook $560 - $580 Million in sales $1.25 - $1.35 Non-GAAP adjusted diluted earnings per share Non-GAAP Free Cash Flow $25 - $30 Million $16 - $20 Million in capital expenditures $21 - $22 Million in depreciation and amortization Tax rate approximately 30%-33% 9

Summary Very excited about the Bauer acquisition Demand continuing to strengthen in both early and late cycle markets Enhanced leverage through cost reductions, ongoing productivity improvements and our recently completed plant consolidations Aggressive execution of our growth strategy 10

As used in this release and the accompanying slides posted on the company's website, non-GAAP adjusted diluted earnings per share, non-GAAP adjusted income from operations and non-GAAP adjusted net income are each calculated using either net income or income from operations that excludes premiums, discounts and interest expense associated with the extinguishment of debt, other post employment benefit plan settlement gains, restructuring costs, inventory adjustments due to the economic downturn, acquisition related costs and other income or charges that management does not consider to be directly related to the company's core operating performance. Non-GAAP adjusted diluted earnings per share is calculated by dividing non-GAAP adjusted net income by GAAP weighted average shares outstanding (diluted). As used in this release and the accompanying slides posted on the company's website, non-GAAP free cash flow is calculated as cash flow from operating activities less capital expenditures. As used in the accompanying slides posted on the company's website, non-GAAP net debt is calculated as total debt less cash and non-GAAP total capitalization is calculated as non-GAAP net debt plus shareholders' equity. Altra believes that the presentation of non-GAAP adjusted net income, non-GAAP adjusted income from operations, non-GAAP recurring diluted earnings per share, non-GAAP free cash flow, non-GAAP net debt and non-GAAP total capitalization provides important supplemental information to management and investors regarding financial and business trends relating to the company's financial condition and results of operations. 11 Discussion of Non-GAAP Measures